As filed with the Securities and Exchange Commission on February 4, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23293

Cushing NextGen Infrastructure Fund
(formerly, Cushing MLP Infrastructure Fund)
(Exact name of registrant as specified in charter)

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Address of principal executive offices) (Zip code)

Jerry V. Swank

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Name and address of agent for service)

214-692-6334

Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2019

Date of reporting period: November 30, 2019

Item 1. Reports to Stockholders.

THE CUSHING® FUNDS
A SWANK CAPITAL FUND FAMILY

Annual Report

November 30, 2019

Cushing® NextGen Infrastructure Fund
(formerly, Cushing® MLP Infrastructure Fund)

www.cushingfunds.com | www.cushingasset.com

Beginning on January 1, 2021 as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 800-236-4424 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 800-236-4424 to let the Fund know of your request. Your election to receive in paper will apply to all funds held in your account.

Table of Contents

Shareholder Letter (Unaudited)	1
Hypothetical Growth of a $10,000 Investment (Unaudited)	6
Expense Example (Unaudited)	7
Allocation of Portfolio Assets (Unaudited)	8
Schedule of Investments	9
Statement of Assets & Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Trustees and Executive Officers (Unaudited)	26
Additional Information (Unaudited)	28

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the twelve month fiscal period ended November 30, 2019 (the “period”), the Cushing® NextGen Infrastructure Fund (formerly, the Cushing® MLP Infrastructure Fund) (Class I Shares) (the “Fund”) delivered a –9.07% total return, versus total returns of 16.11% and -11.00% for the S&P 500 Index (Total Return) (“S&P 500”) and the Alerian MLP Index (Total Return) (“AMZ”), respectively.

Industry Overview and Themes

While twelve month returns for the broad market, as measured by the 16.11% return for the S&P 500 Index (Total Return), might give the appearance of a bustling global economy, there was plenty of investor angst to go around. The market remained focused on a large and growing macro-themed “wall of worry,” including the ongoing U.S.-China trade war, an inverted yield curve (e.g. a situation where long-term debt instruments have lower yields than short-term debt instruments—a key recession indicator), Brexit, economic weakness in China/Europe, a U.S. presidential impeachment inquiry, several failed “unicorn” initial public offerings and consistent “late cycle” rhetoric.

From a fundamental perspective, the midstream energy sector once again showed the impressive resiliency and operational leverage of midstream companies with continued earnings growth further supported by continued execution on a wide range of investor initiatives from leverage reduction, free cash flow generation (i.e. cash flow from operations available for distribution), increased capital discipline (including the high grading of project backlogs and reduced capital expenditures), simplification of corporate structures and return of cash for shareholders.

However, from an equity performance perspective, the positive dynamics above were overshadowed by commodity price weakness and elevated concerns regarding the health of U.S. producers: at worst, involving fears of counterparty risk, and at best, questions regarding the slowing of U.S. crude oil and natural gas production growth.

Technical selling, largely due to tax loss harvesting and midstream-focused closed-end fund deleveraging, led a tumultuous end to an already frustrating year, with the AMZ falling by -5.75% during the final month of the period.

While investor focus on the shifting upstream energy sector business model is certainly warranted, we believe it is also worth noting the positive aspects that existed in the midstream energy sector during the period:

●	U.S. hydrocarbon production volumes, a key driver of earnings and cash flows for midstream energy companies, were at all-time highs;

●

Despite increased efforts from exploration and production (“E&P”) companies to increase capital discipline and generate positive free cash flow, hydrocarbon production volumes (and midstream sector cash flows on a per-unit basis) were still growing;

●

Following almost four years of declining income for investors in the midstream energy sector due to consolidations, simplifications and capital reallocations, dividend growth stabilized at the end of 2018 then began moving higher in 2019;

●

Absolute valuations for the midstream energy sector are well below historical averages, and relative valuations are at decade lows. We believe this is at odds with current fundamentals and attractive financial metrics for the sector; and

●

Large, sophisticated institutional and private equity investors continued to allocate capital to critical energy infrastructure assets. Numerous transactions were announced at higher multiples than those at which many publicly traded midstream companies are valued. We do not believe the dislocation between private market assets and public valuations can continue indefinitely.

We are of the view that the risk/reward for the midstream energy sector in general is tilted to the upside for investors with longer-term perspectives. With projected free cash flow in conjunction with lower leverage, higher distribution coverage and less reliance on equity markets, we are optimistic that midstream energy equities will attract incremental fund flows, supporting better valuations. While uncertainties remain, we will note that many midstream company insiders remained steadfast buyers of their own equity, with significant insider buying activity occurring during the latter half of the period.

Fund Performance and Strategy

At the subsector level, the Fund benefitted from overweight exposure to holdings in the Large Cap Diversified Midstream C-Corp, YieldCo and Canadian Midstream subsectors. The Fund also benefitted from underweight exposure to holdings in the Large Cap Diversified Master Limited Partnership (“MLP”) subsector and no exposure to holdings in the Fuels Distribution subsector, two of the top detractors of the AMZ’s performance for the period.

The Fund was negatively impacted by the performance of holdings in the Natural Gas Gatherers and Processors and Natural Gas Transportation and Storage subsectors. Performance in these subsectors was negatively impacted during the period by commodity price volatility in addition to the reduction of E&P company capital budgets and slower growth forecasts which had negative implications for select associated midstream systems.

The top three contributors to the Fund’s absolute performance for the reporting period were Large Cap Diversified C-Corps. The top contributors in order of greatest contribution to least were: 1) ONEOK, Inc. (NYSE: OKE); 2) Kinder Morgan, Inc. (NYSE: KMI); and 3) TC Energy Corp. (NYSE: TRP). All three companies benefitted from their integrated value chains across multiple geographies and products, as well as the ability to better withstand changing/slowing activity levels with E&P customers. All three of these holdings had positive absolute performance for the period.

The bottom three contributors to performance for the reporting period were in the Natural Gas Gatherers and Processors and Natural Gas Transportation and Storage subsectors. In order of the most negative to least negative performance, the bottom contributors were: 1) Altus Midstream Company (NYSE: ALTM); 2) Equitrans Midstream Corp. (NYSE: ETRN); and 3) Antero Midstream Corp. (NYSE: AM). All three companies were negatively impacted by the reduction of select E&P company capital budgets and slower growth forecasts as well as substantial declines in natural gas liquids (“NGL”) prices during the period.

During the period, the Fund generally decreased exposure to E&P-sponsored midstream companies and/or companies with Northeastern U.S. natural gas gathering exposure. The Fund generally re-deployed this exposure into integrated NGL-logistics companies (both in the U.S. and Canada) as well as select names where we believed the current valuation was overly discounted by the market.

At the end of the reporting period, the three largest subsector exposures, in order of size, were: 1) Large Cap Diversified Midstream C-Corp; 2) Natural Gas Gatherers and Processors; and 3) Large Cap Diversified MLP Midstream.

In conclusion, even though midstream energy sector performance and sentiment remained challenged during the period, we maintain a positive outlook given our expectation for improving hydrocarbon volumes, relatively attractive sector valuations and recovering global crude oil supply / demand fundamentals. We remain confident that North American shale basins will be developed in the future, owing to their development costs relative to other resources and short-cycle economics, and that midstream infrastructure will be well utilized given the need to move production to both domestic and increasingly, international markets.

Implementation of NextGen Infrastructure Strategy

Effective as of December 1, 2019, the Fund’s name changed to Cushing® NextGen Infrastructure Fund and the ticker symbols for the Fund’s share classes changed to NXGAX for Class A Shares and NXGNX for Class I Shares. Class C Shares are no longer offered.

The Fund continues to pursue its investment objective to seek a high after-tax total return from a combination of capital appreciation and current income. Effective as of December 1, 2019, under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity and debt securities of infrastructure companies, including energy infrastructure companies, industrial infrastructure companies, sustainable infrastructure companies and technology and communication infrastructure companies. As a result, the Fund will continue to invest in MLP Investments, but also has the ability to invest in a broader range of infrastructure investments.

The infrastructure investment landscape is rapidly evolving due to technological advancement and obsolescence. While some energy and industrial infrastructure companies (sometimes referred to as “traditional” infrastructure companies) are now in their maturity phase, many traditional infrastructure companies have become leaders in implementing technological innovations. The Fund’s next generation focus within the infrastructure investment landscape consists of these innovative infrastructure companies along with sustainable infrastructure companies and technology and communication infrastructure companies. Similar to traditional infrastructure assets, which provide the underlying foundation of basic services, facilities and institutions and are often said to form the “backbone” of the economy, technology and communication infrastructure assets provide the underlying foundation of the data that drives the modern knowledge economy.

The Fund considers an infrastructure company to be any company that has at least 50% of its assets, income, revenue, sales or profits committed to or derived from the ownership, operation, management, construction, development, servicing or financing of infrastructure assets. Infrastructure assets include energy and industrial infrastructure assets, sustainable infrastructure assets and technology and communication infrastructure assets. Energy and industrial infrastructure assets are physical structures, networks and systems of transportation, energy, water and sewage, security and communications. Examples of energy and industrial infrastructure assets include: toll roads; bridges and tunnels; airports; seaports; railroads; electricity transmission and distribution lines; facilities used in gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products; water and sewage treatment facilities and distribution pipelines; communication towers, cables, and satellites; and security systems related to the foregoing assets. Sustainable infrastructure assets include renewable energy infrastructure assets such as power generation from renewable and other clean energy sources, including utility scale and distributed solar power, wind, hydroelectric and geothermal power, renewable energy storage and electric vehicle charging networks, as well as waste collection and recycling, water purification and desalinization. Technology and communication infrastructure assets consist of assets, systems and technologies that collect, enable, analyze, optimize, automate, transmit and secure the data that allows businesses and other organizations to operate. Examples of technology and communications infrastructure assets include: data centers, cloud, hosting, and database systems, transactional and financial back end systems, customer relationship management systems, smart city technologies, network security and cybersecurity, automation systems, human resource and workforce management and industry specific infrastructure software.

The Fund continues to invest at least 25% of its assets in companies operating in the energy and energy infrastructure sectors. The Fund continues to invest no more than 25% of its total assets in securities of MLPs that qualify as publicly traded partnerships under the Internal Revenue Code.

In connection with the changes to the Fund’s investment policies, effective as of December 1, 2019, the Fund’s portfolio management team is comprised of Jerry Swank, Saket Kumar, Alex Palma and Hari Kusumakar.

Effective as of December 1, 2019, the advisory fee paid by the Fund to Cushing Asset Management, LP (the “Adviser”) was reduced from 1.00% of the average daily value of the Fund’s Managed Assets (as defined in the advisory agreement) to 0.85% of the average daily value of the Fund’s Managed Assets. Also, effective as of

December 1, 2019, the Adviser has agreed to waive or reimburse the Fund for certain Fund operating expenses, such that total annual Fund operating expenses of Class A Shares and Class I Shares will not exceed 1.50% and 1.25%, respectively, through March 31, 2021. The gross expense ratio for Class A Shares and Class I shares is 2.05% and 1.76%, respectively. The net expense ratio for Class A Shares and Class I shares is 1.50% and 1.25% and is applicable to investors.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank
Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. An investment in the Fund involves risks. Principal loss is possible.

The Fund will invest in energy companies, including Master Limited Partnerships (MLPs), which concentrate investments in the natural resources sector. Energy companies are subject to certain risks, including, but not limited to the following: fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the companies in which the Fund will invest; a significant decrease in the production of energy commodities could reduce the revenue, operating income, operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends and a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of energy companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including tax risks; the limited ability to elect or remove management or the general partner or managing member; limited voting rights and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. Investors in MLP funds incur management fees from underlying MLP investments. Small- and mid-cap stocks are often more volatile and less liquid than large-cap stocks. Smaller companies generally face higher risks due to their limited product lines, markets, and financial resources. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner. High yield securities have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. An investment in the Fund will involve tax risks, including, but not limited to: The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. The potential tax benefits from investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the energy companies in which the Fund will invest.

This performance update, which has been furnished on a confidential basis to the recipient, does not constitute an offer of any security, which may be made only by means of a private placement memorandum which contains a description of material terms and risks.

The Fund incurs operating expenses, including advisory fees. Investment returns for the Fund are shown net of fees and expenses

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Alerian MLP Index is a capitalization-weighted index of prominent energy master limited partnerships. Neither index includes fees or expenses. It is not possible to invest directly in an index.

Alerian MLP Index (“AMZ”) is a servicemark of GKD Index Partners, LLC d/b/a Alerian (“Alerian”) and its use is granted under a license from Alerian. Alerian does not guarantee the accuracy and/or completeness of the AMZ or any data included therein and Alerian shall have no liability for any errors, omissions, interruptions or defects therein. Alerian makes no warranty, express or implied, representations or promises, as to results to be obtained by Licensee, or any other person or entity from the use of the AMZ or any data included therein. Alerian makes no express or implied warranties, representations or promises, regarding the originality, merchantability, suitability, non-infringement, or fitness for a particular purpose or use with respect to the AMZ or any data included therein. Without limiting any of the foregoing, in no event shall Alerian have any liability for any direct, indirect, special, incidental, punitive, consequential, or other damages (including lost profits), even if notified of the possibility of such damages.

Must be preceded or accompanied by a prospectus.

Earnings growth is not representative of the Fund’s future performance.

Cushing® NextGen Infrastructure Fund is distributed by Quasar Distributors, LLC.

Hypothetical Growth of a $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS
November 30, 2019	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	-9.49%	n/a	-7.45%	12/18/17
Class A (with sales load)	-14.46%	n/a	-10.08%	12/18/17
Class C	-10.48%	n/a	-8.29%	12/18/17
Class C (with MDSC)	-11.32%	n/a	-8.29%	12/18/17
Class I(1)	-9.07%	-33.47%	-7.07%	3/1/10
S&P 500 Index	16.11%	n/a	68.34%	3/1/10
Alerian MLP Index	-11.00%	n/a	-39.50%	3/1/10

(1)

Performance figures for Class I shares reflect the historical performance of Cushing® MLP Infrastructure Fund I, a registered non-diversified, closed-end management investment company that was reorganized into the Fund (the “Predecessor Fund”) for periods prior to December 18, 2017.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-878-4080 or by visiting www.cushingfunds.com.

Class A (with sales load) performance reflects the maximum sales charge of 5.75%. Class C (with MDSC) performance reflects the 1.00% maximum deferred sales charge. Class I is not subject to a sales charge or MDSC.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Alerian MLP Index is a capitalization-weighted index of the 50 most prominent energy Master Limited Partnerships. You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Expense Example (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from June 1, 2019 to November 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the fiscal year and held for the entire period from June 1, 2019, to November 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the fiscal period from June 1, 2019, to November 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 06/01/2019	Ending Account Value (Based on Actual Returns and Expenses) 11/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 11/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$917.30	$8.41	$1,016.29	$8.85	1.75%
Class C Shares	$1,000.00	$911.50	$11.98	$1,012.53	$12.61	2.50%
Class I Shares	$1,000.00	$919.50	$7.22	$1,017.55	$7.59	1.50%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 183 (to reflect the period). The table above represents the actual expenses incurred during the period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the period.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Allocation of Portfolio Assets(1) (Unaudited) November 30, 2019 (Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund)
Schedule of Investments	November 30, 2019

Common Stock — 53.7%	Shares	Fair Value
Crude Oil & Refined Products — 0.8%
United States — 0.8%
SemGroup Corporation	6,669	$102,503

Diversified General Partners — 5.0%
Canada — 5.0%
TC Energy Corporation	13,305	677,624

General Partners — 1.0%
United States — 1.0%
EnLink Midstream LLC	29,043	137,954

Large Cap Diversified C Corps — 31.3%
Canada — 9.8%
Enbridge, Inc.	18,000	684,000
Pembina Pipeline Corporation	18,900	661,500
United States — 21.5%
Cheniere Energy, Inc.(1)	11,056	669,330
Kinder Morgan, Inc.	33,670	660,269
ONEOK, Inc.	13,317	946,173
Williams Companies, Inc.	29,222	663,924
		4,285,196
Natural Gas Gatherers & Processors — 6.6%
United States — 6.6%
Targa Resources Corporation	24,883	908,976

Natural Gas Transportation & Storage — 2.5%
United States — 2.5%
Equitrans Midstream Corporation	34,119	340,167

Utilities — 2.7%
United States — 2.7%
NextEra Energy, Inc.	1,570	367,097

YieldCos — 3.8%
United Kingdom — 3.8%
Atlantica Yield Plc	20,281	525,683
Total Common Stock (Cost $6,973,145)		$7,345,200

Master Limited Partnerships and Related Companies — 30.0%	Units
Crude Oil & Refined Products — 2.4%
United States — 2.4%
Genesis Energy L.P.	3,310	$62,923
Phillips 66 Partners L.P.	1,210	67,433
Shell Midstream Partners, L.P.	10,090	198,370
		328,726

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund)
Schedule of Investments	November 30, 2019 — (Continued)

Master Limited Partnerships and Related Companies — (Continued)	Units	Fair Value
Large Cap Diversified C Corps — 4.7%
United States — 4.7%
Plains GP Holdings, L.P.	36,800	$642,896

Large Cap Diversified MLPs — 13.8%
United States — 13.8%
Energy Transfer, L.P.	81,793	965,975
Enterprise Products Partners, L.P.	25,312	666,212
MPLX, L.P.	10,648	251,825
		1,884,012
Marine — 1.2%
Republic of the Marshall Islands — 1.2%
GasLog Partners, L.P.	11,632	169,246

Natural Gas Gatherers & Processors — 4.5%
United States — 4.5%
CNX Midstream Partners, L.P.	3,645	52,852
Crestwood Equity Partners L.P.	8,787	278,724
DCP Midstream L.P.	4,490	94,784
Enable Midstream Partners L.P.	8,361	76,838
Western Midstream Partners, L.P.	6,390	113,295
		616,493
Yield Cos — 3.4%
United States — 3.4%
NextEra Energy Partners, L.P.	8,595	456,652
Total Master Limited Partnerships (Cost $3,969,347)		$4,098,025

Short-Term Investments — Investment Companies — 17.0%	Shares
United States — 17.0%
First American Government Obligations Fund — Class X, 1.56%(2)	1,160,436	$1,160,436
First American Treasury Obligations Fund — Class X, 1.59%(2)	1,160,436	1,160,436
Total Short-Term Investments (Cost $2,320,873)		$2,320,872
Total Investments — 100.7% (Cost $13,263,365)		$13,764,097
Liabilities in Excess of Other Assets — (0.7)%		(91,900)
Total Net Assets Applicable to Unitholders — 100.0%		$13,672,197

(1)	No distribution or dividend was made during the period ended November 30, 2019. As such, it is classified as a non-income producing security as of November 30, 2019.
(2)	Rate reported is the current yield as of Novermber 30, 2019.

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Statement of Assets & Liabilities November 30, 2019

Assets
Investments at fair value (cost $13,263,365)	$13,764,097
Receivable from Advisor	68,893
Interest receivable	3,122
Dividends receivable	18,363
Prepaid expenses	38,334
Total assets	13,892,809
Liabilities
Payable for Fund shares redeemed	140,115
Payable for 12b-1 distribution fee	209
Accrued expenses and other liabilities	80,288
Total liabilities	220,612
Net assets	$13,672,197
Net Assets Consist of
Additional paid-in capital	$15,326,510
Accumulated net losses	(1,654,313)
Net assets	$13,672,197

Unlimited shares authorized, no par value	Class A	Class C		Class I
Net assets	$443,565	$844		$13,227,788
Shares issued and outstanding	28,943	56		855,838
Net asset value, redemption price and minimum offering price per share	$15.33	$15.04	(1)	$15.46

(1)	Net asset value does not recalculate due to fractional shares outstanding.

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Statement of Operations Fiscal Year Ended November 30, 2019

Investment Income
Distributions and dividends (net of withholding tax of $30,496)	$1,650,811
Less: return of capital on distributions	(1,481,207)
Distribution and dividend income	169,604
Interest income	34,115
Other income	56
Total Investment Income	203,775
Expenses
Advisory fees	306,176
Professional fees	106,523
Administrator fees	88,098
Transfer agent expense	84,620
Fund accounting fees	72,023
Trustees’ fees	48,314
Reports to shareholders	25,146
Blue Sky Expense	19,772
Insurance expense	16,956
Registration fees	10,376
Custodian fees and expenses	8,697
12b-1 distribution fee — Class A	974
12b-1 distribution fee — Class C	10
Total Expenses	787,685
Less: expense waived by Adviser	(326,456)
Net Expenses	461,229
Net Investment Loss	(257,454)
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(4,132,700)
Change in unrealized appreciation/deprecitation on investments	750,079
Net Realized and Unrealized Loss on Investments	(3,382,621)
Decrease in Net Assets Applicable to Shareholders Resulting from Operations	$(3,640,075)

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Statements of Changes in Net Assets

	Fiscal Year Ended November 30, 2019	Fiscal Year Ended November 30, 2018(1)
Operations
Net investment income (loss)	$(257,454)	$361,045
Net realized loss on investments	(4,132,700)	(2,626,743)
Net change in unrealized appreciation/depreciation on investments	750,079	1,118,487
Net decrease in net assets resulting from operations	(3,640,075)	(1,147,211)
Distributions and Dividends to Class A Shareholders
Distributable earnings	—	(434)
Return of capital	(25,724)	(4,297)
Distributions and Dividends to Class C Shareholders
Distributable earnings	—	(4)
Return of capital	(59)	(45)
Distributions and Dividends to Class I Shareholders
Distributable earnings	—	(287,795)
Return of capital	(1,618,165)	(2,846,702)
Total distributions and dividends to Fund shareholders	(1,643,948)	(3,139,277)
Capital Share Transactions
Proceeds from shareholder subscriptions	8,632,248	47,563,707
Dividend reinvestments	1,367,492	2,458,635
Payments for redemptions	(52,415,356)	(21,023,878)
Net increase (decrease) in net assets from capital share transactions	(42,415,616)	28,998,464
Total increase (decrease) in net assets	(47,699,639)	24,711,976
Net Assets
Beginning of fiscal year	61,371,836	36,659,860
End of fiscal year	$13,672,197	$61,371,836

(1)

On December 18, 2017, The Cushing MLP Infrastructure Fund I (the “Predecessor Fund”) was reorganized into Cushing MLP Infrastructure Fund (the “Fund”). Shares of the Predecessor Fund were exchanged on a tax-free basis for Class I Shares of the Fund. Information presented prior to December 18, 2017 is that of the Predecessor Fund.

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Financial Highlights

Class A Shares	Fiscal Year Ended November 30, 2019		Period From December 18, 2017(1) through November 30, 2018
Per Common Share Data(2)
Net Asset Value, beginning of period	$18.08		$20.00
Income from Investment Operations:
Net investment income (loss)(3)	(0.19)		0.12
Net realized and unrealized loss on investments	(1.46)		(1.07)
Net decrease from investment operations	(1.65)		(0.95)
Less Distributions and Dividends to Common Stockholders:
Net investment income	—		(0.09)
Return of capital	(1.10)		(0.88)
Total distributions to common stockholders	(1.10)		(0.97)
Net Asset Value, end of period	$15.33		$18.08
Total Investment Return(4)	(9.49)%		(5.06)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$444		$252
Ratio of expenses to average net assets before waiver(5)	2.82%		2.20%
Ratio of expenses to average net assets after waiver(5)	1.75%		1.75%
Ratio of net investment income (loss) to average net assets after waiver(5)	(1.09)%		0.85%
Portfolio turnover rate(6)	74.23	%(4)	76.11	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class A share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Financial Highlights

Class C Shares	Fiscal Year Ended November 30, 2019		Period From December 18, 2017(1) through November 30, 2018
Per Common Share Data(2)
Net Asset Value, beginning of period	$17.95		$20.00
Income from Investment Operations:
Net investment loss(3)	(0.33)		(0.03)
Net realized and unrealized loss on investments	(1.48)		(1.05)
Net decrease from investment operations	(1.81)		(1.08)
Less Distributions and Dividends to Common Stockholders:
Net investment income	—		(0.09)
Return of capital	(1.10)		(0.88)
Total distributions to common stockholders	(1.10)		(0.97)
Net Asset Value, end of period	$15.04		$17.95
Total Investment Return(4)	(10.48)%		(5.72)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$1		$1
Ratio of expenses to average net assets before waiver(5)	3.65%		2.95
Ratio of expenses to average net assets after waiver(5)	2.58%		2.50
Ratio of net investment income (loss) to average net assets after waiver(5)	(1.92)%		(0.18)%
Portfolio turnover rate(6)	74.23	%(4)	76.11	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class C share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Financial Highlights

Class I Shares	Fiscal Year Ended November 30, 2019	Fiscal Year Ended November 30, 2018(1)		Fiscal Year Ended November 30, 2017(1)	Fiscal Year Ended November 30, 2016(1)	Fiscal Year Ended November 30, 2015(1)
Per Common Share Data(2)
Net Asset Value, beginning of fiscal year	$18.14	$19.51		$22.21	$20.85	$31.63
Income from Investment Operations:
Net investment income (loss)(3)	(0.15)	0.14		(0.14)	(0.24)	(0.31)
Net realized and unrealized gain (loss) on investments	(1.43)	(0.31)		(1.18)	3.05	(9.10)
Net increase (decrease) from investment operations	(1.58)	(0.17)		(1.32)	2.81	(9.41)
Less Distributions and Dividends to Common Stockholders:
Net investment income	—	(0.09)		—	—	—
Return of capital	(1.10)	(1.11)		(1.39)	(1.44)	(1.37)
Total distributions to common stockholders	(1.10)	(1.20)		(1.39)	(1.44)	(1.37)
Net Asset Value, end of fiscal year	$15.46	$18.14		$19.51	$22.21	$20.85
Total Investment Return	(9.07)%	(1.17)%		(5.94)%	13.46%	(29.75)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of fiscal year (000’s)	$13,228	$61,119		$36,660	$39,620	$31,395
Ratio of expenses to average net assets before waiver	2.57%	1.91%		1.79%	1.92%	2.20%
Ratio of expenses to average net assets after waiver	1.50%	1.50%		1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets after waiver	(0.84)%	0.69%		(0.66)%	(1.17)%	(1.17)%
Portfolio turnover rate(4)	74.23%	76.11	%(7)	N/A	N/A	11.76	%(5)
Portfolio turnover rate of Master Fund	NA	N/A		85.91%	54.68%	12.63	%(6)

(1)

On December 18, 2017, The Cushing® MLP Infrastructure Fund I (the “Predecessor Fund”) was reorganized into The Cushing® MLP Infrastructure Fund. Information presented prior to December 18, 2017 is that of the Predecessor Fund. Per share amounts for the period prior to December 15, 2017 have been adjusted for a share conversion that occurred effective with the reorganization on December 15, 2017. The effect of the share conversion in connection with the reorganization was to multiply the number of outstanding shares of the Fund by the respective conversion factor of 35.809, with a corresponding decrease in the net asset value per share. This transaction did not change the net assets of the Fund or the value of a shareholder’s investment.

(2)	Information presented relates to a Class I share outstanding for the entire fiscal year.
(3)	Calculated using average shares outstanding method.
(4)	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(5)	Covers the period from December 1, 2014 through June 30, 2015, prior to the transfer of securities to The Cushing MLP Infrastructure Master Fund.
(6)	Covers the period from July 1, 2015 through November 30, 2015.
(7)	Covers the period from December 18, 2017 through November 30, 2018, subsequent to the reorganization of the Predecessor Fund into the Fund.

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Notes to Financial Statements November 30, 2019

1. Organization

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) (the “Fund”), a series of the Cushing Mutual Funds Trust, (the “Trust”) was formed as a Delaware statutory trust on September 12, 2017, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is managed by Cushing® Asset Management, LP (“Adviser”). The Fund’s investment objective is to seek current income and capital appreciation. The Fund commenced operations on December 18, 2017 following the completion of the reorganization of The Cushing MLP Infrastructure Fund I (the “Predecessor Fund”) with and into the Fund. The Predecessor Fund commenced operations on March 1, 2010. Class A Shares and Class I Shares of the Fund commenced operations on December 18, 2017, immediately following completion of the reorganization.

The Fund offers three classes of shares, Class A, Class C, and Class I. Class A shares are subject to a maximum 5.50% front-end sales charge. Class C shares have no front-end sales charge, but are subject to a 1.00% contingent deferred sales charge within 12 months of redemption. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets. Class C shareholders pay Rule 12b-1 fees at an annual rate of 1.00% of average daily net assets.

The accounting and performance history of the Predecessor Fund were re-designated as that of the Class I Shares of the Fund.

2. Significant Accounting Policies

A. Basis of Presentation

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

B. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

C. Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii) The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

D. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions and dividends (collectively, referred to as “Distributions”) are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the fiscal year ended November 30, 2019, the Fund has estimated approximately 90% of the Distributions from its portfolio investments to be return of capital.

During the fiscal year ended November 30, 2019, the Fund reallocated the amount of 2018 investment income and return of capital it recognized based on 2018 tax reporting information received from investments. The reclassification amounted to a decrease of net investment income of $403,888 (or -$0.23 net asset value per share for classes A, C, and I), an increase of $373,156 in realized gain/loss on investments (or + $0.21 net asset value per share for classes A, C, and I), and an increase of $30,732 in net change in unrealized appreciation/depreciation on investments (or +$0.02 net asset value per share for classes A, C, and I). As of November 30, 2019, there was no net impact to the net asset value per share.

Expenses are recorded on an accrual basis.

The Fund offers multiple classes of shares which differ in their respective distribution fees. All shareholders bear the common expenses of the Fund. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class without distinction between share classes. Expenses attributable to a particular class of shares, such as distribution fees, are allocated directly to that class.

E. Distributions to Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The character of Distributions to common shareholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2018, the Fund’s Distributions were 9%, or $288,233, ordinary income and 91%, or $2,851,044, return of capital. For the fiscal year ended November 30, 2019, the Fund’s Distributions were expected to be 100% return of capital. For Federal income tax purposes, Distributions of short-term capital gains are treated as ordinary income distributions. In addition, on an annual basis, the Fund may distribute additional capital gains in the last calendar quarter, if necessary, to meet minimum distribution requirements and thus avoid being subject to excise taxes. The final character of Distributions paid for the fiscal year ended November 30, 2019 will be determined in early 2020.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income distributions and capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

F. Federal Income Taxation

The Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually, substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

G. Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

H. Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Master Limited Partnerships

At November 30, 2019, the Fund had 29.97% of its net assets invested in MLPs and non-MLP midstream companies. As of November 30, 2019, the Fund invested less than 25% of its total assets in securities of MLPs that qualify as publicly traded partnerships under the IRC. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the IRC, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

J. Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains on investments.

3. Concentrations of Risk

The Fund, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of master limited partnerships (“MLPs”) and MLP-related investments (together, “MLP investments”) operating in the energy and energy infrastructure sectors. Therefore, the Fund may be subject to more risks than if they were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which they invest may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.

The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 1.00% of the average daily net assets of the Fund. The Adviser earned $306,176 in advisory fees for the fiscal year ended November 30, 2019.

The Investment Adviser has agreed to waive or reimburse the Fund for certain Fund operating expenses, such that total annual Fund operating expenses (exclusive of management fees and any front-end load, deferred sales charge, 12b-l fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 0.50% for each of Class A Shares, Class C Shares and Class I Shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the date that such expenses have been waived or reimbursed); provided, however, that such recoupment will not cause the Fund’s expense ratio to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees before December 18, 2019, and may be modified or terminated by the Investment Adviser at any time thereafter.

Period Incurred	Amount Waived	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
November 30, 2018	215,538	—	215,538	November 30, 2021
November 30, 2019	326,456	—	326,456	November 30, 2022
	541,994	—	541,994

The Fund has engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services to serve as the Fund’s administrator and accountant. The Fund pays the administrator a monthly fee computed at an annual rate of 0.06% of the first $250,000,000 of the Fund’s average daily net assets, 0.05% on the next $250,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $30,000, and multiple class fee of $15,000 per additional share class. The Fund pays the accountant a monthly fee computed at an annual rate of 0.035% on the first $100,000,000 of the Fund’s average daily net assets, 0.01% on the next $250,000,000 of average daily net assets, and 0.0075% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $35,000, and multiple class fee of $15,000 per additional share class.

Effective October 1, 2019, the Fund pays a monthly combined administration and accounting fee computed at an annual rate of 0.08% of the first $250,000,000 of the Fund’s average daily net assets, 0.06% of the next $250,000,000 of average daily net assets and 0.05% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $80,000, and multiple class fee of $15,000 per additional share class.

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Fund are reflected as Trustees’ fees on the Statement of Operations.

5. Income Taxes

It is the Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassification of $377,381 to distributable earnings and $377,381 from additional paid-in capical.

The following information is provided on a tax basis as of November 30, 2019:

Cost of investments	$13,428,056
Gross unrealized appreciation	$1,191,282
Gross unrealized depreciation	(855,093)
Net unrealized appreciation	336,189
Undistributed ordinary income	—
Undistributed long-term gains	—
Other accumulated losses	(1,990,502)
Accumulated net losses	$(1,654,313)

Current year capital loss carryforward is comprised of short-term capital loss of $903,939 and is unlimited.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning with November 30, 2018 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In order to meet certain excise tax distributions requirements, the Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Fund is permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are any net ordinary capital losses incurred between January 1 and the end of their fiscal year, November 30, 2019. The Fund is deferring $769,784 for the fiscal year ended November 30, 2019.

6. Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of November 30, 2019	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$7,345,200	$7,345,200	$—	$—
Master Limited Partnerships and Related Companies(a)	4,098,025	4,098,025	—	—
Total Equity Securities	11,443,225	11,443,225	—	—
Other
Short-Term Investments(a)	2,320,872	2,320,872	—	—
Total Assets	$13,764,097	$13,764,097	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.

7. Investment Transactions

For the fiscal year ended November 30, 2019, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $21,615,575 and $64,337,367 (excluding short-term securities), respectively.

8. Share Transactions

Transactions of shares of the Fund were as follows:

	Fiscal Year Ended 11/30/19		Period from 12/18/17 through 11/30/18
Class A Shares	Amount	Shares	Amount	Shares
Sold	$315,875	17,183	$289,599	13,669
Dividends Reinvested	25,724	1,559	4,731	252
Redeemed	(65,484)	(3,720)	—	—
Net Increase	$276,115	15,022	$294,330	13,921

	Fiscal Year Ended 11/30/19		Period from 12/18/17 through 11/30/18
Class C Shares	Amount	Shares	Amount	Shares
Sold	$—	—	$1,000	50
Dividends Reinvested	59	4	50	3
Redeemed	—	—	—	—
Net Increase	$59	4	$1,050	53

	Fiscal Year Ended 11/30/19		Period from 12/18/17 through 11/30/18
Class I Shares	Amount	Shares	Amount	Shares
Shares Issued in Merger			$37,770,555	1,888,528
Sold	$8,316,373	470,435	47,273,108	2,413,051
Dividend Reinvested	1,341,709	77,938	2,453,854	114,405
Redeemed	(52,349,872)	(3,062,304)	(21,023,878)	(1,046,215)
Net Decrease	$(42,691,790)	(2,513,931)	$66,473,639	3,369,769

9. Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of November 30, 2019.

The Fund continues to pursue its investment objective to seek a high after-tax total return from a combination of capital appreciation and current income. Effective as of December 1, 2019, under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity and debt securities of infrastructure companies, including energy infrastructure companies, industrial infrastructure companies, sustainable infrastructure companies and technology and communication infrastructure companies. As a result, the Fund will continue to invest in MLP Investments, but also has the ability to invest in a broader range of infrastructure investments.

The Fund continues to invest at least 25% of its assets in companies operating in the energy and energy infrastructure sectors. The Fund continues to invest no more than 25% of its total assets in securities of MLPs that qualify as publicly traded partnerships under the IRC.

Effective as of December 1, 2019, the advisory fee paid by the Fund to the Adviser was reduced from 1.00% of the average daily value of the Fund’s Managed Assets (as defined in the advisory agreement) to 0.85% of the average daily value of the Fund’s Managed Assets. Also, effective as of December 1, 2019, the Adviser has agreed to waive or reimburse the Fund for certain Fund operating expenses, such that total annual Fund operating expenses of Class A Shares and Class I Shares will not exceed 1.50% and 1.25%, respectively.

10. Change in Independent Registered Public Accounting Firm (Unaudited)

KPMG LLP (“KPMG”) was previously the independent registered public accounting firm for the Fund. On August 28, 2019, KPMG was dismissed and Ernst & Young, LLP (“E&Y”) was engaged as the independent registered public accounting firm for the fiscal year ending November 30, 2019. The change in accountants was approved by the Audit Committee of the Board of Trustees on August 28, 2019. During the two fiscal years ended November 30, 2018, and the subsequent interim period through August 28, 2019, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

The audit reports of KPMG on the financial statements of the Fund as of and for the years ended November 30, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainly, audit scope, or accounting principles.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Cushing NextGen Infrastructure Fund (formerly, Cushing MLP Infrastructure Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Cushing NextGen Infrastructure Fund (formerly, Cushing MLP Infrastructure Fund) (the “Fund”), (one of the funds constituting Cushing Mutual Funds Trust (the “Trust”)) including the schedule of investments, as of November 30, 2019, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2019, and the results of its operations, the changes in net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles. The statement of changes in net assets for the year ended November 30, 2018 and the financial highlights for the four years in the period ended November 30, 2018 were audited by other auditors whose report dated January 28, 2019, expressed an unqualified opinion on those financial statements, financial highlights and statement of changes in net assets.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Cushing investment companies since 2011.

Dallas, Texas
January 28, 2020

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Trustees and Executive Officers (Unaudited) November 30, 2019

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 300 Crescent Court, Suite 1700, Dallas, Texas 75201.

Board of Trustees

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Lead Independent Trustee	Trustee since 2007	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	4	CM Advisers Family of Funds (2 series) (2003 to present).
Brenda A. Cline (1960)	Trustee and Chair of the Audit Committee	Trustee since 2017	Chief Financial Officer, Secretary and Treasurer of Kimbell Art Foundation (1993 – present)	4	American Beacon Funds (34 Series) (2004 – present); Tyler Technologies, Inc. (2014 – present) (software); Range Resources Corporation (2015 – present) (natural gas and oil exploration and production).
Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	Trustee since 2007	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	4	Dorchestor Minerals, L.P. (2008 to present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
Interested Trustees
Jerry V. Swank (1951)(3)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2007	Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 to present).	4	E-T Energy Ltd. (2008 to 2014) (developing, operating, producing and selling recoverable bitumen).

(1)	Each Trustee was elected by Fund shareholders and shall continue to serve as provided for in the Fund’s Declaration of Trust.

(2)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of November 30, 2018, there were four funds in the Fund Complex.

(3)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years
Jerry V. Swank (1951)	Chief Executive Officer and President	Officer since 2007	Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 to present).
John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010

Chief Executive Officer (“CEO”) (2019 – present) and Chief Operating Officer (“COO”) of the Adviser (2010 – present); Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2010

General Counsel and Chief Compliance Officer (“CCO”) of the Adviser; Partner at Akin Gump Strauss Hauer & Feld LLP (2005 – 2010); Vice President, Legal, Compliance & Administration at American Beacon Advisors (1995 – 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 – 1995).

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) Additional Information (Unaudited) November 30, 2019

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the fiscal year ended November 30, 2019, the aggregate compensation paid by the Fund to the independent trustees was $48,313. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingfunds.com. Information regarding how the Fund voted proxies are also available to shareholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the fiscal year ended November 30, 2019 was 74.23%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its shareholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other shareholders or the Fund’s former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund)

TRUSTEES

Brian R. Bruce
Brenda A. Cline
Ronald P. Trout
Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank
Chief Executive Officer and President

John H. Alban
Chief Financial Officer and Treasurer

Barry Y. Greenberg
Chief Compliance Officer and Secretary

INVESTMENT ADVISER

Cushing® Asset Management, LP
300 Crescent Court
Suite 1700
Dallas, TX 75201

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC, d/b/a
U.S. Bancorp Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC, d/b/a
U.S. Bancorp Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
2323 Victory Avenue, Suite 2000
Dallas, TX 75219

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund)
 is distributed by Quasar Distributors, LLC

CUSHING®
ASSET MANAGEMENT

Cushing® Asset Management, LP
300 Crescent Court, Suite 1700
Dallas, TX 75201
(800) 236-4424
www.cushingfunds.com
www.cushingasset.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-777-2346.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Brenda A. Cline is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant’s principal accountant changed to Ernst & Young LLP from KPMG LLP for the year end November 30, 2019. The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. Audit fees, audit-related fees, tax fees and all other fees billed or expected to be billed for the year ended November 30, 2019 were for professional services provided by Ernst & Young LLP. Audit fees, audit-related fees, tax fees and all other fees billed for the year ended November 30, 2018 were for professional services provided by KPMG LLP.

	FYE 11/30/2019	FYE 11/30/2018
Audit Fees	$18,500	$40,000
Audit-Related Fees	None	$4,000
Tax Fees	$7,000	$18,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2019	FYE 11/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2019	FYE 11/30/2018
Registrant	$7,000	$22,000
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not Applicable. Fund does not participate in securities lending.

(b)	Not Applicable. Fund does not participate in securities lending.

Item 13. Exhibits.

(a)	1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(4) Change in the registrant’s independent public accountant.

(i) KPMG LLP (“KPMG”) was previously the independent registered public accounting firm for the Cushing® NextGen Infrastructure Fund (formerly, Cushing® MLP Infrastructure Fund) (the “Fund”). On August 28, 2019, KPMG was dismissed and Ernst & Young, LLP (“E&Y”) was engaged as the independent registered public accounting firm for the fiscal year ending November 30, 2019. The change in accountants was approved by the Audit Committee of the Board of Trustees on August 28, 2019. During the two fiscal years ended November 30, 2018, and the subsequent interim period through August 28, 2019, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

The audit reports of KPMG on the financial statements of the Fund as of and for the years ended November 30, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainly, audit scope, or accounting principles.

The Fund requested KPMG to furnish it with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the statements contained above. A copy of that letter is attached hereto as Exhibit 13(a)(4)(ii).

(ii)

February 4, 2020

Securities and Exchange Commission

Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for The Cushing MLP Infrastructure Fund (the Fund) and, under the date of January 28, 2019, we reported on the financial statements of the Fund as of and for the years ended November 30, 2018 and 2017. On August 28, 2019, we were dismissed. We have read the Fund's statements included under Item 13(a)(4) of its Form N-CSR dated February 4, 2020, and we agree with such statements, except that we are not in a position to agree or disagree with the Fund’s statement that the change in accountants was approved by the Audit Committee of the Board of Trustees.

Very truly yours,

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing NextGen Infrastructure Fund (formerly, Cushing MLP Infrastructure Fund)

By (Signature and Title)*	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	February 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	February 4, 2020

By (Signature and Title)*	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	February 4, 2020